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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 13, 2001
                                                          --------------

                                 POWERTEL, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                       0-23102              58-1944750
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(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
        incorporation)                                      Identification No.)

  1239 O.G. Skinner Drive, West Point, Georgia                  31833
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    (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (706) 645-2000
                                                           --------------

      --------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

         On March 13, 2001, Powertel, Inc. issued a press release entitled "Powertel, Inc. Shareholders Approve Deutsche Telekom and VoiceStream Merger Proposals" and a press release entitled "Powertel Declares Stock Dividend." A copy of each press release is attached hereto as an exhibit, and each is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (C)      EXHIBITS.

                  99.1     Press release dated March 13, 2001.

                  99.2     Press release dated March 13, 2001.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 POWERTEL, INC.


                                 By: /s/ Allen E. Smith
                                    --------------------------------------------
                                    Allen E. Smith
                                    President and Chief Executive Officer

Dated: March 13, 2001


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                                  EXHIBIT LIST

EXHIBIT NO.       DESCRIPTION
-----------       -----------

99.1              Press release dated March 13, 2001.

99.2              Press release dated March 13, 2001.